Exhibit 99.1

September 10, 2021

Bank of America Announces Senior Leadership Changes

CHARLOTTE – Bank of America today announced senior leadership changes to position the company for long-term success, while continuing to deliver for clients, communities and shareholders.

The company is adding five new members, including three women, to the senior management team, further strengthening diversity at the most senior levels of the company. When all of the changes are complete, Bank of America’s senior management team will include individuals with an average of 21 years of service in the company and 31 years in the financial services industry, with increased global and international expertise; and more diversity of gender and race than ever before in the company’s history.

“These changes position the company with highly energized leaders who are committed to driving Responsible Growth through its second decade – delivering for our clients, communities and shareholders, and addressing major societal issues,” said Chairman and Chief Executive Officer Brian Moynihan. “As I shared with our Board of Directors, it will continue to be my privilege to serve with them as CEO as we drive Responsible Growth through its second decade.”

Below is the letter that Moynihan shared with the company’s teammates today.

To my teammates,

We established the path forward for our company nearly 12 years ago as we emerged from the global financial crisis with our focus on Responsible Growth. As we stated then, we drive Responsible Growth through four tenets: we must grow and win in the market; we must grow through our customer-focused strategy serving people, companies and institutions; we must grow in alignment with our risk framework; and we must grow in a sustainable manner through operational excellence, being a great place to work, and sharing success with our communities.

This steadfast focus has enabled us to build strength quarter by quarter, year over year – to record levels of earnings, market capitalization, client and employee satisfaction, and brand and reputation. Our momentum has continued through the healthcare crisis and unprecedented challenges of the past 20 months with your terrific efforts and leadership.

Also core to our long-term progress is our ongoing effort to develop generations of diverse leaders who are deeply experienced and energized to drive the company’s growth. As we focus on the path ahead and what it requires, and individuals decide they are ready to transition and/or retire, we are able to promote and expand colleagues from inside the company resulting in new opportunities, smooth transitions, and continued momentum.

Today, we are announcing important steps forward in our management team for the company.

Our management team going forward will include individuals with many years of outstanding leadership in our company and the industry, increased global and international expertise, and more diversity of gender and race than ever before in our history. Leaders who are assuming new and expanded roles on the team have deep and broad experience in different areas, while firmly sharing a commitment to drive our company and Responsible Growth through its second decade, with me and with all of you.

We continue to serve our clients through our eight lines of business and our International organization, led by the following individuals on our Management Team, who will report to me unless otherwise noted:

•Andy Sieg, president of Merrill Lynch Wealth Management and Katy Knox, president of Bank of America Private Bank will continue in their current roles.

•Jim DeMare, president of Global Markets will continue to lead this business, inclusive of equity and fixed income sales and trading and client coverage on a global basis, as well as Global Commercial Real Estate. He will also continue to serve on our Sustainable Markets Committee playing a critical, business leadership role in those efforts.

•Matthew Koder, president of Global Corporate & Investment Banking (GCIB) will continue to lead this business, inclusive of Global Transaction Services. Purna Saggurti will become a vice chair of the bank, reporting to Matthew and will continue to work with me on our Global Advisory Council.

•Bernie Mensah, president of International and CEO of Merrill Lynch International will lead our extensive business across the United Kingdom, the European Union, Central and Eastern Europe, Middle East, Africa, Asia Pacific and Latin America. Working closely with our global and regional senior management teams and country executives, he is responsible for the leadership and execution of our key priorities in over 35 countries from which we serve our clients around the world.

•Raul Anaya, president of Business Banking and Aron Levine, president of Preferred Banking continue in their current roles and will report to Dean Athanasia.

•Holly O’Neill has been appointed president of Retail Banking, reporting to Dean and joining our Management Team. Holly has most recently been chief client care executive & head of Consumer Client Services, including oversight of all client contact centers in the company. She was also chief operating officer in our wealth management businesses and joined the bank in 1996.

•Wendy Stewart has been appointed president of Global Commercial Banking, reporting to Dean and joining our Management Team. Wendy is also president of Atlanta for the company. She most recently was co-head of Global Commercial Banking in the southeast and head of Wholesale Credit Strategy. She joined our company in 1996, working in the consumer and commercial businesses.

Sanaz Zaimi, head of Fixed Income, Currencies and Commodities (FICC) Sales, CEO of BofA Securities Europe SA (BofASE) and country executive for France has informed us of her decision to leave the bank to pursue other interests. During her 12 years at Bank of America, Sanaz has successfully led the

Global FICC Sales organization by building the franchise and developing key client relationships globally. In addition, she was instrumental in the establishment of our new EU investment firm, BofASE, and the build-out of the firm’s new EU Sales and Trading hub in Paris to ensure we could effectively service our clients post-Brexit. Sanaz will transition through the end of the year, working with her team to ensure a seamless handover.

Our Management Team will also include the following leaders in corporate-wide roles. These leaders will report to me unless otherwise noted.

•Cathy Bessant will become vice chair, Global Strategy working with our European boards and focused on our global integrated strategy, governance, and client and regulator engagement. Cathy has worked as our chief technology & operations officer for more than 12 years and previously led multiple business lines, staff support areas and regions since joining the company in 1982. I have asked her to relocate to Paris and assume this enterprise-wide vice chair role providing leadership within and beyond our European presence. This builds on the tremendous impact Cathy has had in the company including through her efforts to develop talented, highly capable leaders for the future.

With Cathy’s move to Europe, we are creating two distinct, dedicated organizations with deeply experienced leaders covering the former technology and operations organization.

Aditya Bhasin has been named chief technology and information officer. Aditya will be responsible for designing and delivering technology solutions for all lines of business, staff support areas, and the broader enterprise and will also oversee Global Information Security, Technology Infrastructure, Independent Technical Assessment, and Global Business Services. Most recently, he has been chief information officer and head of technology for Consumer, Small Business, Wealth Management, and Employee Technology, which included responsibility for our online and mobile banking apps, and payments and commerce services. Prior to his current role, Aditya led Marketing, Analytics, and Digital Banking and joined the company in 2004.

Tom Scrivener has been named chief operations executive. Tom will be responsible for delivering integrated operations solutions for all lines of business, staff support areas, and the broader enterprise including operations teams in our global regions. He will also continue to oversee our Paycheck Protection Program (PPP) Forgiveness effort. Previously, Tom was head of Consumer, Small Business & Wealth operations. He has also led Global Real Estate Services, Comprehensive Capital Analysis and Review (CCAR), and Operational Excellence efforts, and has overseen major operations for nearly 20 years since joining Bank of America through the acquisition of Balboa Insurance.

•Paul Donofrio will become vice chair, and will oversee Sustainable Finance and chair our Sustainable Markets Committee. Paul has been an outstanding chief financial officer and strategic advisor for me and our company. After more than six years in his current role, Paul has expressed his desire to contribute to our organization in new ways going forward, in line with his priorities for the next phase of his career. He has worked tirelessly in our company for 22 years and in our industry for more than 30 years. In response, I have asked him to lead the transition in our chief financial officer organization in the fourth quarter, and to become a vice chair for the company. In this role, Paul will steward our efforts in support of our $1.5 trillion sustainable finance commitment, including oversight of our investments in Minority Depository Institutions and private equity funds through our $1.25 billion commitment to racial equality and economic opportunity, as well as investments made through our $1 trillion Environmental Business Initiative. He and his team will execute this work in partnership with all of our lines of business. Head of Global Research Candace Browning and the research organization will report to Paul. He will also have responsibility for the investment function for the company’s pension investments, which total over $22 billion. This role directly builds on Paul’s deep experience, expertise and relationships and will help drive these critical efforts forward for all those we serve.

Alastair Borthwick has been named chief financial officer, effective in the fourth quarter. He will also continue as a vice chair of our Global Diversity & Inclusion Council. Alastair has most recently been president of Global Commercial Banking for nine years and previously was co-head of Global Capital Markets with responsibility for Equity Capital Markets, Investment Grade Debt Capital Markets, Leveraged Finance, and Global Origination for Rates & Currencies. Alastair joined the company in 2005 as head of Global Investment Grade Debt Capital Markets and spent the prior 12 years at Goldman Sachs.

•Six years ago, I recruited David Leitch to be our global general counsel and he is an invaluable advisor to me, our management team and our Board of Directors. After decades of service in the private and public sectors, David is planning to retire in 2022. Until that time, I have asked him to become vice chair, providing his expert stewardship on key issues and priorities on our management team. We will recognize David’s many contributions to our company and beyond as his transition nears and have shared a special update on Flagscape today.

Lauren Mogensen will become global general counsel for the company, succeeding David at the end of this year. Lauren has most recently been head of Global Compliance & Operational Risk, working directly with global regulators and supervisory institutions, governance committees, and our Board of Directors. Previously, she was deputy general counsel and Legal executive for more than a decade in several areas of the company including as Corporate Secretary, and earlier was a leader in risk, finance, and corporate strategy. She joined the bank in 2001, having previously been a partner and member of the executive committee of a major law firm.

•Andrea Smith joined our company nearly 34 years ago and her exceptional career has spanned from her first role in technology to global head of Global Human Resources and to her most recent role as our chief administrative officer. Andrea has shared with me that she would like to retire at the end of this year to shift her primary focus to philanthropic and issues-based efforts that are deeply important to her and to spend more time with her family. Through her transition and beyond, Andrea will help create and chair a new Bank of America Alumni Council focused on connecting and engaging retirees and former employees of the company as clients, advocates and community leaders. Teammates can join me in congratulating and recognizing Andrea on Flagscape today.

D. Steve Boland has been named chief administrative officer, overseeing local markets including all Bank of America market presidents and teams, Public Policy, Environment, Social & Governance efforts, Corporate & Internal Communications, External Communications, Global Sports Sponsorships, Corporate Security, and other related functions. He will also continue as a vice chair of our Global Diversity & Inclusion Council. Steve has most recently been president of Retail Banking and head of the Community Bank and Consumer Lending, and earlier was head of Consumer Lending and Home Loans. He joined the company in 1995.

•Dean Athanasia will maintain his current responsibilities and assume additional responsibility for oversight of Global Commercial Banking and Business Banking, as president of Regional Banking. Dean joined our company in 1996, and since that time has held senior, increasing leadership roles across consumer, preferred, small business, corporate lending, corporate strategy, and technology. David Tyrie, reporting to Dean, will become chief digital officer and will also add Global Marketing to his responsibilities. David has most recently served as head of Digital Banking. Sharon Miller will continue to lead Small Business and take on additional responsibilities to include Specialty and Auto Lending.

•Sheri Bronstein continues as chief human resources officer and will assume additional responsibility for The Academy, Enterprise Services, and other related functions going forward.

•Geoff Greener continues as chief risk officer and has announced Amy Littman will become head of Global Compliance & Operational Risk, reporting to him. Amy has most recently been deputy general counsel for Global Human Resources, Chief Administrative Officer Group, Corporate Services, Business Operations, and Internal Enterprise Investigations.

•Christine Katziff continues as our chief audit executive overseeing Corporate Audit & Credit Review.

•Thong Nguyen continues as vice chair and head of Global Strategy & Enterprise Platforms including Enterprise Data Management, and will assume additional responsibility for Global Real Estate, Business Continuity, and other related functions.

•Bruce Thompson continues as vice chair and head of Wholesale Credit, including Wholesale Credit Strategy which will move to his organization.

This long-tenured team of highly energized individuals is committed to drive Responsible Growth, delivering for our clients, communities, and shareholders and addressing major societal issues. As I shared with our Board of Directors, it will continue to be my privilege to serve as CEO with them and with you.

You can read more about the team on Flagscape, including additional information about their experience in our company and industry, and will hear more information from leaders who are assuming new or expanded roles next week and in the days to follow.

Thank you for all you are doing to serve our clients and communities every day.

Brian

Forward-Looking Statements

Certain statements contained in this news release may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the current expectations, plans or forecasts of Bank of America based on available information. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements often use words like “expects,” “anticipates,” “believes,” “estimates,” “targets,” “intends,” “plans,” “predict,” “goal” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements speak only as of the date they are made, and Bank of America undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

Forward-looking statements represent Bank of America’s current expectations, plans or forecasts of its future results, revenues, expenses, efficiency ratio, capital measures, and future business and economic conditions more generally, and other future matters. These statements are not guarantees of future results or performance and involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict and are often beyond Bank of America’s control. Actual outcomes and results may differ materially from those expressed in, or implied by, any forward-looking statements due to a variety of factors. You should not place undue reliance on any forward-looking statement and should consider all of the precautionary statements, uncertainties and risks discussed in Bank of America’s filings with the Securities and Exchange Commission, including under Item 1A. “Risk Factors” of Bank of America’s Annual Report on Form 10-K for the year ended December 31, 2020, and in any of Bank of America’s other subsequent Securities and Exchange Commission filings.

Bank of America

Bank of America is one of the world’s leading financial institutions, serving individual consumers, small and middle-market businesses and large corporations with a full range of banking, investing, asset management and other financial and risk management products and services. The company provides unmatched convenience in the United States, serving approximately 66 million consumer and small business clients with approximately 4,300 retail financial centers, approximately 17,000 ATMs, and award-winning digital banking with approximately 41 million active users, including approximately 32 million mobile users. Bank of America is a global leader in wealth management, corporate and investment banking and trading across a broad range of asset classes, serving corporations, governments, institutions and individuals around the world. Bank of America offers industry-leading support to approximately 3 million small business households through a suite of innovative, easy-to-use online products and services. The company serves clients through operations across the United States, its territories and approximately 35 countries. Bank of America Corporation stock (NYSE: BAC) is listed on the New York Stock Exchange.

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Investors May Contact:
Lee McEntire, Bank of America
Phone: 1.980.388.6780
lee.mcentire@bofa.com

Reporters may contact:
Jessica Oppenheim, Bank of America
Phone: 1.646.855.1600
jessica.oppenheim@bofa.com

Jerry Dubrowski, Bank of America
Phone: 1.646.855.1195 (office), 508.843.5626 (mobile)
jerome.f.dubrowski@bofa.com